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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

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                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 24, 1996
                                                (October 22, 1996)



                       WELLSFORD RESIDENTIAL PROPERTY TRUST
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                (Exact Name of Registrant as Specified in Charter)


          Maryland                   1-11550                13-3675988
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(State or Other Jurisdiction       (Commission             (IRS Employer
  of Incorporation)               File Number)           Identification No.)



         610 Fifth Avenue, New York, New York            10020
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      (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code (212) 333-2300
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

     Wellsford Residential Property Trust, a Maryland real estate investment trust (the "Company") previously filed a Registration Statement on Form S-3 (No. 333-8077) (the "Registration Statement"), which was declared effective by the Securities and Exchange Commission on July 24, 1996. The Company may issue notes from time to time under the Senior Securities Indenture to be entered into by the Company and United States Trust Company of New York (the "Trustee"), as trustee (the "Indenture"), which form of Indenture was filed as
Exhibit 4.2 to the Registration Statement. Attached as Exhibit 25.1 to this Current Report on Form 8-K is the Statement of Eligibility of Senior Securities Trustee on Amendment to Form T-1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          None

     (b)  Pro Forma Financial Information.

          None

     (c)  Exhibits.

          25.1 Statement of Eligibility of Senior Securities Trustee on Amendment to Form T-1.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 1996
                                     WELLSFORD RESIDENTIAL PROPERTY TRUST


                                     By: /s/ Gregory F. Hughes
                                         ---------------------------------
                                         Gregory F. Hughes
                                         Vice President-Chief Financial Officer

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